UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
________________________________________

Date of Report (Date of earliest event reported): August 22, 2007

UNION NATIONAL FINANCIAL CORPORATION
________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-19214	23-2415179
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

570 Lausch Lane, Lancaster, Pennsylvania	17601
(Address of principal executive offices)	(Zip Code)

(717) 653-1441
________________________________________
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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CURRENT REPORT ON FORM 8-K

Item 8.01	Other Events

On August 20, 2007, Union National Financial Corporation issued a Quarterly report to shareholders, attached as Exhibit 99.1, presenting condensed financial results, key ratios and highlights for the three months and six months ended June 30, 2007.

The information contained in this Current Report on Form 8-K, pursuant to Item 8.01, including Exhibit 99.1, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information set forth under this Item 8.01 is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

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Exhibit Number	Description

99.1	Quarterly Report to Shareholders presenting
condensed financial results, key ratios and
highlights for the three months and six months
ended June 30, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

UNION NATIONAL FINANCIAL
CORPORATION
(Registrant)

Dated: August 22, 2007	/s/ Mark D. Gainer

Mark D. Gainer
Chairman, Chief Executive
Officer, and President